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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                                   MAY 4, 2005

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                           MARINE JET TECHNOLOGY CORP.
               (Exact name of registrant as specified in charter)

                                     NEVADA
         (State or other Jurisdiction of Incorporation or Organization)


       000-33297                                          88-0450923
(Commission File Number)                       (IRS Employer Identification No.)

                              5804 E. SLAUSON AVE.,
                               COMMERCE, CA 90040
                         (Address of Principal Executive
                              Offices and zip code)

                                 (323) 725-5555
                             (Registrant's telephone
                          number, including area code)


                       936A BEACHLAND BOULEVARD, SUITE 13
                              VERO BEACH, FL 32963
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

         Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause Marine's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe Marine's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Marine's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, Marine undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 4, 2005, Marine Jet Technology Corp. issued a press release announcing the anticipated net sales and pre-tax net income of its Antik Denim subsidiary for the quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

         The information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. None.

         (b)      PRO FORMA FINANCIAL INFORMATION. None.

         (c)      EXHIBITS.

                  99.1     Press  Release  issued  by the  Registrant  on May 4,
                           2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Jet Technology Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MARINE JET TECHNOLOGY CORP.


Date:  May 4, 2005                   By:   /s/ Patrick Chow
                                           -------------------------------------
                                           Patrick Chow, Chief Financial Officer
                                           and Secretary


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                                  EXHIBIT INDEX


EXHIBIT NUMBER                         DESCRIPTION OF EXHIBIT
--------------        ----------------------------------------------------------

     99.1             Press Release issued by the Registrant on May 4, 2005.


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